UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2012

WSI Industries, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-00619	41-0691607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 Chelsea Road Monticello, MN 55362

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (763) 295-9202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4, 6, and 7 are not applicable and therefore omitted.

Item 2.02	Results of Operations and Financial Condition.

WSI Industries, Inc. (the “Company”) issued a press release on January 4, 2012 disclosing material non-public information regarding its results of operations for the first quarter of fiscal year 2012. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation

On January 4, 2012, the Company’s Compensation Committee recommended and the Board of Directors approved a separate retainer for the Chairman of the Board of $10,000 per year. This retainer is in addition to any other compensation to which non-employee directors are entitled.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) on January 4, 2012 at its offices at 213 Chelsea Road, Monticello, Minnesota, beginning at 1:00 p.m., local time. Of the 2,895,664 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 2,546,779 shares were present either in person or by proxy. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and shall qualify.

	September 30,	September 30,	September 30,
Nominee	For	Withhold	Broker Non-Vote
Thomas C. Bender	682,612	164,331	1,699,836
James D. Hartman	682,242	164,701	1,699,836
Burton F. Myers II	680,401	166,542	1,699,836
Michael J. Pudil	842,727	4,216	1,699,836
Benjamin T. Rashleger	834,542	12,401	1,699,836

Proposal 2. To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the independent public accountants for the fiscal year ending August 26, 2012.

	September 30,	September 30,	September 30,
For	Against	Abstain	Broker Non-Vote
2,532,649	5,394	8,736	-0-

Accordingly, each nominee was elected as a director of the Company and the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. was ratified and approved.

Item 8.01	Other Events.

On January 4, 2012, the Company’s Board of Directors declared a dividend of $.04 per share payable February 1, 2012 to holders of record on January 18, 2012.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press Release issued by WSI Industries, Inc. on January 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By:	/s/ Benjamin T. Rashleger
Benjamin T. Rashleger Chief Executive Office & President

Date: January 6, 2012